POWER OF ATTORNEY

授权委托书

The undersigned, Hu Yongwei, a Chinese citizen with PRC ID No.: 610103197108023635 and a holder of 72.05% of the registered capital (corresponding to 20,175,008 shares) in Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Company**") ("**My Shareholding**"), as of 28/5, 2020, hereby irrevocably authorize Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:
签名人胡永卫，中国公民（身份证号码为610103197108023635），持有西安天美生物科技股份有限公司（"**公司**"）72.05%的注册资本（相当于 20,175,008 股）（"**本人持有股份**"）。自 2020 年 5 月 28 日起，特此不可撤销地授权西安赛美科信息科技有限公司（"**WFOE**"）在本授权书有效期内行使与本人持有股份有关的以下权利：

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to:
特此授权 WFOE 代表我本人担任我的独家代理人，处理与本人持有股份有关的所有事宜，包括但不限于：

1) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders;
以股东的名义代表其签署和交付任何书面决议；

2) to vote by itself or by proxy on any matters discussed on shareholders' meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company;
就股东大会上讨论的任何事项，包括但不限于出售、转让、抵押、质押或处分公司的部分或全部资产，自行表决或委托他人代为表决；

3) to sell, transfer, pledge or dispose of any or all of the shares in the Company;
出售、转让、质押或处分部分或全部股份；

4) nominate, appoint or remove the directors of the Company when necessary;
在必要时，有权提名、任命或罢免公司董事；

5) to oversee the economic performance of the Company;
监督公司的经营；

6) to have full access to the financial information of the Company at any time;
随时有权获得公司的财务信息；

7) to file any shareholder lawsuits or take other legal actions against the Company's directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s);
当董事或高级管理人员的行为损害了公司或其股东的利益时，有权对该董事或高级管理人员提起股东诉讼或采取其他法律措施；

8) to approve annual budgets or declare dividends; and
批准年度预算或分配红利；

9) any other rights conferred by the articles of association of the Company and/or the relevant laws and regulations on the Shareholders.
公司章程和/或有关法律法规赋予股东的任何其他权利。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to perform the terms of the Shares Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.
在不限制本协议授予权的一般性的前提下，WFOE 有权根据本授权委托书代表我本人签署《独家选择权协议》中规定的转让合同，并履行本人作为当事人的《股份质押协议》和《独家选择权协议》的条款。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. The WFOE has the right to make the aforesaid actions according to its own judgment without my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.
WFOE 所作出的与本人持有股份相关的所有行为均应视为我的行为，WFOE 签署的与本人持有股份相关的所有文件均应视为由我签署。WFOE 有权未经我事先同意，根据自己的判断采取上述行为。我在此承认并批准 WFOE 的这些行动和/或签署的文件。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.
WFOE 有权自行决定将与上述事项相关的权利转授权或转让给任何其他个人或法人，而无需事先通知我或征得我的同意。

Provided that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective as of the date of execution, unless written instructions to the contrary are given by the WFOE. Once the WFOE notice me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the entrustment and authorization under this Power of Attorney, and immediately sign a power of attorney in the same format as this Power of Attorney to

authorize the same right as provided under this Power of Attorney to other persons nominated by the WFOE.
在我担任公司股东期间，该授权委托书自签署之日起将是不可撤销且持续有效，除非 WFOE 发出相反的书面指示。一旦 WFOE 以书面形式通知我终止全部或部分本授权书，我将立即撤销本授权书的委托和授权，并立即以与本授权书相同的格式签署授权书，授权由 WFOE 提名的其他人享有本授权书所赋予的相同权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.
在本授权书期限内，我特此放弃与本人持有股份相关的所有权利，这些权利已通过本授权书授予 WFOE 行使，我本人不再行使任何权利。

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[以下无正文]

Hu Yongwei
胡永卫

Signature:
签名：

POWER OF ATTORNEY

授权委托书

The undersigned, Liu Jing, a Chinese citizen with PRC ID No.: 610113197812110065 and a holder of 16.81% of the registered capital (corresponding to 4,706,576 shares) in Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Company**") ("**My Shareholding**"), as of 28/5, 2020, hereby irrevocably authorize Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

签名人刘静，中国公民（身份证号码为 610113197812110065），持有西安天美生物科技股份有限公司（"**公司**"）16.81%的注册资本（相当于 4,706,576）（"**本人持有股份**"）。自 2020 年 5 月 28 日起，特此不可撤销地授权西安赛美科信息科技有限公司（"WFOE"）在本授权书有效期内行使与本人持有股份有关的以下权利：

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to:

特此授权 WFOE 代表我本人担任我的独家代理人，处理与本人持有股份有关的所有事宜，包括但不限于：

1) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders;
以股东的名义代表其签署和交付任何书面决议；

2) to vote by itself or by proxy on any matters discussed on shareholders' meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company;
就股东大会上讨论的任何事项，包括但不限于出售、转让、抵押、质押或处分公司的部分或全部资产；自行表决或委托他人代为表决；

3) to sell, transfer, pledge or dispose of any or all of the shares in the Company;
出售、转让、质押或处分部分或全部股份；

4) nominate, appoint or remove the directors of the Company when necessary;
在必要时，有权提名、任命或罢免公司董事；

5) to oversee the economic performance of the Company;
监督公司的经营；

6) to have full access to the financial information of the Company at any time;
随时有权获得公司的财务信息；

7) to file any shareholder lawsuits or take other legal actions against the Company's directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s);
当董事或高级管理人员的行为损害了公司或其股东的利益时，有权对该董事或高级管理人员提起股东诉讼或采取其他法律措施；

8) to approve annual budgets or declare dividends; and
批准年度预算或分配红利；

9) any other rights conferred by the articles of association of the Company and/or the relevant laws and regulations on the Shareholders.
公司章程和/或有关法律法规赋予股东的任何其他权利。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to perform the terms of the Shares Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.
在不限制本协议授予权的一般性的前提下，WFOE 有权根据本授权委托书代表我本人签署《独家选择权协议》中规定的转让合同，并履行本人作为当事人的《股份质押协议》和《独家选择权协议》的条款。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. The WFOE has the right to make the aforesaid actions according to its own judgment without my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.
WFOE 所作出的与本人持有股份相关的所有行为均应视为我的行为，WFOE 签署的与本人持有股份相关的所有文件均应视为由我签署。WFOE 有权未经我事先同意，根据自己的判断采取上述行为。我在此承认并批准 WFOE 的这些行动和/或签署的文件。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.
WFOE 有权自行决定将与上述事项相关的权利转授权或转让给任何其他个人或法人，而无需事先通知我或征得我的同意。

Provided that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective as of the date of execution, unless written instructions to the contrary are given by the WFOE. Once the WFOE notice me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the entrustment and authorization under this Power of Attorney, and immediately sign a power of attorney in the same format as this Power of Attorney to

authorize the same right as provided under this Power of Attorney to other persons nominated by the WFOE.
在我担任公司股东期间，该授权委托书自签署之日起将是不可撤销且持续有效，除非 WFOE 发出相反的书面指示。一旦 WFOE 以书面形式通知我终止全部或部分本授权书，我将立即撤销本授权书的委托和授权，并立即以与本授权书相同的格式签署授权书，授权由 WFOE 提名的其他人享有本授权书所赋予的相同权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.
在本授权书期限内，我特此放弃与本人持有股份相关的所有权利，这些权利已通过本授权书授予 WFOE 行使，我本人不再行使任何权利。

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[以下无正文]

Liu Jing
刘静

Signature:
签字： 刘静

POWER OF ATTORNEY

授权委托书

The undersigned, Wang Wei, a Chinese citizen with PRC ID No.: 610202197506020826 and a holder of 3.7% of the registered capital (corresponding to 1,0360,000 shares) in Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Company**") ("**My Shareholding**"), as of 28/5, 2020, hereby irrevocably authorize Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:
签名人王薇，中国公民（身份证号码为610202197506020826），持有西安天美生物科技股份有限公司（"**公司**"）3.7%的注册资本（相当于1,0360,000股）（"**本人持有股份**"），自2020年5月28日起，特此不可撤销地授权西安赛美科信息科技有限公司（"**WFOE**"）在本授权书有效期内行使与本人持有股份有关的以下权利：

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to:
特此授权WFOE代表我本人担任我的独家代理人，处理与本人持有股份有关的所有事宜，包括但不限于：

1) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders;
以股东的名义代表其签署和交付任何书面决议；

2) to vote by itself or by proxy on any matters discussed on shareholders' meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company;
就股东大会上讨论的任何事项，包括但不限于出售、转让、抵押、质押或处分公司的部分或全部资产；自行表决或委托他人代为表决；

3) to sell, transfer, pledge or dispose of any or all of the shares in the Company;
出售、转让、质押或处分部分或全部股份；

4) nominate, appoint or remove the directors of the Company when necessary;
在必要时，有权提名、任命或罢免公司董事；

5) to oversee the economic performance of the Company;
监督公司的经营；

6) to have full access to the financial information of the Company at any time;
随时有权获得公司的财务信息；

7) to file any shareholder lawsuits or take other legal actions against the Company's directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s);
当董事或高级管理人员的行为损害了公司或其股东的利益时，有权对该董事或高级管理人员提起股东诉讼或采取其他法律措施；

8) to approve annual budgets or declare dividends; and
批准年度预算或分配红利；

9) any other rights conferred by the articles of association of the Company and/or the relevant laws and regulations on the Shareholders.
公司章程和/或有关法律法规赋予股东的任何其他权利。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to perform the terms of the Shares Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.
在不限制本协议授予权的一般性的前提下，WFOE 有权根据本授权委托书代表我本人签署《独家选择权协议》中规定的转让合同，并履行本人作为当事人的《股份质押协议》和《独家选择权协议》的条款。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. The WFOE has the right to make the aforesaid actions according to its own judgment without my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.
WFOE 所作出的与本人持有股份相关的所有行为均应视为我的行为，WFOE 签署的与本人持有股份相关的所有文件均应视为由我签署。WFOE 有权未经我事先同意，根据自己的判断采取上述行为。我在此承认并批准 WFOE 的这些行动和/或签署的文件。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.
WFOE 有权自行决定将与上述事项相关的权利转授权或转让给任何其他个人或法人，而无需事先通知我或征得我的同意。

Provided that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective as of the date of execution, unless written instructions to the contrary are given by the WFOE. Once the WFOE notice me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the entrustment and authorization under this Power of Attorney, and immediately sign a power of attorney in the same format as this Power of Attorney to

authorize the same right as provided under this Power of Attorney to other persons nominated by the WFOE.
在我担任公司股东期间，该授权委托书自签署之日起将是不可撤销且持续有效，除非 WFOE 发出相反的书面指示。一旦 WFOE 以书面形式通知我终止全部或部分本授权书，我将立即撤销本授权书的委托和授权，并立即以与本授权书相同的格式签署授权书，授权由 WFOE 提名的其他人享有本授权书所赋予的相同权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.
在本授权书期限内，我特此放弃与本人持有股份相关的所有权利，这些权利已通过本授权书授予 WFOE 行使，我本人不再行使任何权利。

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[以下无正文]

Wang Wei
王薇

Signature: 王薇
签名：

POWER OF ATTORNEY

The undersigned, Liu Jianli, a Chinese citizen with PRC ID No.: 610103195903123695 and a holder of 2.94% of the registered capital (corresponding to 822,416 shares) in Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Company**") ("**My Shareholding**"), as of 28/5, 2020, hereby irrevocably authorize Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:
签名人刘建利，中国公民（身份证号码为610103195903123695），持有西安天美生物科技股份有限公司（"**公司**"）2.94%的注册资本（相当于 822,416 股）（"**本人持有股份**"）。自 2020 年 5 月 28 日起，特此不可撤销地授权西安赛美科信息科技有限公司（"**WFOE**"）在本授权书有效期内行使与本人持有股份有关的以下权利：

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to:
特此授权 WFOE 代表我本人担任我的独家代理人，处理与本人持有股份有关的所有事宜，包括但不限于：

1) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders;
以股东的名义代表其签署和交付任何书面决议；

2) to vote by itself or by proxy on any matters discussed on shareholders' meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company;
就股东大会上讨论的任何事项，包括但不限于出售、转让、抵押、质押或处分公司的部分或全部资产；自行表决或委托他人代为表决；

3) to sell, transfer, pledge or dispose of any or all of the shares in the Company;
出售、转让、质押或处分部分或全部股份；

4) nominate, appoint or remove the directors of the Company when necessary;
在必要时，有权提名、任命或罢免公司董事；

5) to oversee the economic performance of the Company;
监督公司的经营；

6) to have full access to the financial information of the Company at any time;
随时有权获得公司的财务信息；

7) to file any shareholder lawsuits or take other legal actions against the Company's

directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s);
当董事或高级管理人员的行为损害了公司或其股东的利益时，有权对该董事或高级管理人员提起股东诉讼或采取其他法律措施；

8) to approve annual budgets or declare dividends; and
批准年度预算或分配红利；

9) any other rights conferred by the articles of association of the Company and/or the relevant laws and regulations on the Shareholders.
公司章程和/或有关法律法规赋予股东的任何其他权利。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to perform the terms of the Shares Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.
在不限制本协议授予权的一般性的前提下，WFOE 有权根据本授权委托书代表我本人签署《独家选择权协议》中规定的转让合同，并履行本人作为当事人的《股份质押协议》和《独家选择权协议》的条款。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. The WFOE has the right to make the aforesaid actions according to its own judgment without my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.
WFOE 所作出的与本人持有股份相关的所有行为均应视为我的行为，WFOE 签署的与本人持有股份相关的所有文件均应视为由我签署。WFOE 有权未经我事先同意，根据自己的判断采取上述行为。我在此承认并批准 WFOE 的这些行动和/或签署的文件。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.
WFOE 有权自行决定将与上述事项相关的权利转授权或转让给任何其他个人或法人，而无需事先通知我或征得我的同意。

Provided that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective as of the date of execution, unless written instructions to the contrary are given by the WFOE. Once the WFOE notice me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the entrustment and authorization under this Power of Attorney, and immediately sign a power of attorney in the same format as this Power of Attorney to authorize the same right as provided under this Power of Attorney to other persons

nominated by the WFOE.
在我担任公司股东期间，该授权委托书自签署之日起将是不可撤销且持续有效，除非 WFOE 发出相反的书面指示。一旦 WFOE 以书面形式通知我终止全部或部分本授权书，我将立即撤销本授权书的委托和授权，并立即以与本授权书相同的格式签署授权书，授权由 WFOE 提名的其他人享有本授权书所赋予的相同权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.
在本授权书期限内，我特此放弃与本人持有股份相关的所有权利，这些权利已通过本授权书授予 WFOE 行使，我本人不再行使任何权利。

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[以下无正文]

Liu Jianli
刘建利

Signature: 刘建利
签名：

POWER OF ATTORNEY

授权委托书

The undersigned, Dong Fangfang, a Chinese citizen with PRC ID No.: 610402196810016107 and a holder of 1% of the registered capital (corresponding to 280,000 shares) in Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Company**") ("**My Shareholding**"), as of 28/5, 2020, hereby irrevocably authorize Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:
签名人董芳芳，中国公民（身份证号码为610402196810016107），持有西安天美生物科技股份有限公司（"**公司**"）1%的注册资本（相当于280,000股）（"**本人持有股份**"）。自2020年5月28日起，特此不可撤销地授权西安赛美科信息科技有限公司（"**WFOE**"）在本授权书有效期内行使与本人持有股份有关的以下权利：

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to:
特此授权 WFOE 代表我本人担任我的独家代理人，处理与本人持有股份有关的所有事宜，包括但不限于：

1) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders;
   以股东的名义代表其签署和交付任何书面决议；

2) to vote by itself or by proxy on any matters discussed on shareholders' meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company;
   就股东大会上讨论的任何事项，包括但不限于出售、转让、抵押、质押或处分公司的部分或全部资产；自行表决或委托他人代为表决；

3) to sell, transfer, pledge or dispose of any or all of the shares in the Company;
   出售、转让、质押或处分部分或全部股份；

4) nominate, appoint or remove the directors of the Company when necessary;
   在必要时，有权提名、任命或罢免公司董事；

5) to oversee the economic performance of the Company;
   监督公司的经营；

6) to have full access to the financial information of the Company at any time;
   随时有权获得公司的财务信息；

7) to file any shareholder lawsuits or take other legal actions against the Company's directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s);
当董事或高级管理人员的行为损害了公司或其股东的利益时，有权对该董事或高级管理人员提起股东诉讼或采取其他法律措施；

8) to approve annual budgets or declare dividends; and
批准年度预算或分配红利；

9) any other rights conferred by the articles of association of the Company and/or the relevant laws and regulations on the Shareholders.
公司章程和/或有关法律法规赋予股东的任何其他权利。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to perform the terms of the Shares Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.
在不限制本协议授予权的一般性的前提下，WFOE 有权根据本授权委托书代表我本人签署《独家选择权协议》中规定的转让合同，并履行本人作为当事人的《股份质押协议》和《独家选择权协议》的条款。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. The WFOE has the right to make the aforesaid actions according to its own judgment without my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.
WFOE 所作出的与本人持有股份相关的所有行为均应视为我的行为，WFOE 签署的与本人持有股份相关的所有文件均应视为由我签署。WFOE 有权未经我事先同意，根据自己的判断采取上述行为。我在此承认并批准 WFOE 的这些行动和/或签署的文件。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.
WFOE 有权自行决定将与上述事项相关的权利转授权或转让给任何其他个人或法人，而无需事先通知我或征得我的同意。

Provided that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective as of the date of execution, unless written instructions to the contrary are given by the WFOE. Once the WFOE notice me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the entrustment and authorization under this Power of Attorney, and immediately sign a power of attorney in the same format as this Power of Attorney to

authorize the same right as provided under this Power of Attorney to other persons nominated by the WFOE.
在我担任公司股东期间，该授权委托书自签署之日起将是不可撤销且持续有效，除非 WFOE 发出相反的书面指示。一旦 WFOE 以书面形式通知我终止全部或部分本授权书，我将立即撤销本授权书的委托和授权，并立即以与本授权书相同的格式签署授权书，授权由 WFOE 提名的其他人享有本授权书所赋予的相同权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.
在本授权书期限内，我特此放弃与本人持有股份相关的所有权利，这些权利已通过本授权书授予 WFOE 行使，我本人不再行使任何权利。

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[以下无正文]

Dong Fangfang
董芳芳

Signature:
签名： 董芳芳

POWER OF ATTORNEY

授权委托书

The undersigned, Zhang Kai, a Chinese citizen with PRC ID No.: 610122198703251716 and a holder of 1% of the registered capital (corresponding to 280,000 shares) in Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Company**") ("**My Shareholding**"), as of 28/5, 2020, hereby irrevocably authorize Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:
签名人张凯，中国公民（身份证号码为 610122198703251716），持有西安天美生物科技股份有限公司（"**公司**"）1%的注册资本（相当于 280,000 股）（"**本人持有股份**"）。自 2020 年 5 月 28 日起，特此不可撤销地授权西安赛美科信息科技有限公司（"**WFOE**"）在本授权书有效期内行使与本人持有股份有关的以下权利：

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to:
特此授权 WFOE 代表我本人担任我的独家代理人，处理与本人持有股份有关的所有事宜，包括但不限于：

1) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders;
以股东的名义代表其签署和交付任何书面决议；

2) to vote by itself or by proxy on any matters discussed on shareholders' meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company;
就股东大会上讨论的任何事项，包括但不限于出售、转让、抵押、质押或处分公司的部分或全部资产；自行表决或委托他人代为表决；

3) to sell, transfer, pledge or dispose of any or all of the shares in the Company;
出售、转让、质押或处分部分或全部股份；

4) nominate, appoint or remove the directors of the Company when necessary;
在必要时，有权提名、任命或罢免公司董事；

5) to oversee the economic performance of the Company;
监督公司的经营；

6) to have full access to the financial information of the Company at any time;
随时有权获得公司的财务信息；

7) to file any shareholder lawsuits or take other legal actions against the Company's

directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s);
当董事或高级管理人员的行为损害了公司或其股东的利益时，有权对该董事或高级管理人员提起股东诉讼或采取其他法律措施；

8) to approve annual budgets or declare dividends; and
批准年度预算或分配红利；

9) any other rights conferred by the articles of association of the Company and/or the relevant laws and regulations on the Shareholders.
公司章程和/或有关法律法规赋予股东的任何其他权利。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to perform the terms of the Shares Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.
在不限制本协议授予权的一般性的前提下，WFOE 有权根据本授权委托书代表我本人签署《独家选择权协议》中规定的转让合同，并履行本人作为当事人的《股份质押协议》和《独家选择权协议》的条款。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. The WFOE has the right to make the aforesaid actions according to its own judgment without my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.
WFOE 所作出的与本人持有股份相关的所有行为均应视为我的行为，WFOE 签署的与本人持有股份相关的所有文件均应视为由我签署。WFOE 有权未经我事先同意，根据自己的判断采取上述行为。我在此承认并批准 WFOE 的这些行动和/或签署的文件。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.
WFOE 有权自行决定将与上述事项相关的权利转授权或转让给任何其他个人或法人，而无需事先通知我或征得我的同意。

Provided that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective as of the date of execution, unless written instructions to the contrary are given by the WFOE. Once the WFOE notice me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the entrustment and authorization under this Power of Attorney, and immediately sign a power of attorney in the same format as this Power of Attorney to authorize the same right as provided under this Power of Attorney to other persons

nominated by the WFOE.
在我担任公司股东期间，该授权委托书自签署之日起将是不可撤销且持续有效，除非 WFOE 发出相反的书面指示。一旦 WFOE 以书面形式通知我终止全部或部分本授权书，我将立即撤销本授权书的委托和授权，并立即以与本授权书相同的格式签署授权书，授权由 WFOE 提名的其他人享有本授权书所赋予的相同权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.
在本授权书期限内，我特此放弃与本人持有股份相关的所有权利，这些权利已通过本授权书授予 WFOE 行使，我本人不再行使任何权利。

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[以下无正文]

Zhang Kai
张凯

Signature:
签名： 张凯

POWER OF ATTORNEY

授权委托书

The undersigned, Guan Huixia, a Chinese citizen with PRC ID No.: 610125194705095244 and a holder of 0.5% of the registered capital (corresponding to 140,000 shares) in Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Company**") ("**My Shareholding**"), as of 28/5, 2020, hereby irrevocably authorize Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:
签名人关会侠，中国公民（身份证号码为 610125194705095244），持有西安天美生物科技股份有限公司（"**公司**"）0.5%的注册资本（相当于 140,000 股）（"**本人持有股份**"）。自 2020 年 5 月 28 日起，特此不可撤销地授权西安赛美科信息科技有限公司（"**WFOE**"）在本授权书有效期内行使与本人持有股份有关的以下权利：

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to:
特此授权 WFOE 代表我本人担任我的独家代理人，处理与本人持有股份有关的所有事宜，包括但不限于：

1) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders;
以股东的名义代表其签署和交付任何书面决议；

2) to vote by itself or by proxy on any matters discussed on shareholders' meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company;
就股东大会上讨论的任何事项，包括但不限于出售、转让、抵押、质押或处分公司的部分或全部资产；自行表决或委托他人代为表决；

3) to sell, transfer, pledge or dispose of any or all of the shares in the Company;
出售、转让、质押或处分部分或全部股份；

4) nominate, appoint or remove the directors of the Company when necessary;
在必要时，有权提名、任命或罢免公司董事；

5) to oversee the economic performance of the Company;
监督公司的经营；

6) to have full access to the financial information of the Company at any time;
随时有权获得公司的财务信息；

7) to file any shareholder lawsuits or take other legal actions against the Company's directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s);
当董事或高级管理人员的行为损害了公司或其股东的利益时，有权对该董事或高级管理人员提起股东诉讼或采取其他法律措施；

8) to approve annual budgets or declare dividends; and
批准年度预算或分配红利；

9) any other rights conferred by the articles of association of the Company and/or the relevant laws and regulations on the Shareholders.
公司章程和/或有关法律法规赋予股东的任何其他权利。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to perform the terms of the Shares Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.
在不限制本协议授予权的一般性的前提下，WFOE 有权根据本授权委托书代表我本人签署《独家选择权协议》中规定的转让合同，并履行本人作为当事人的《股份质押协议》和《独家选择权协议》的条款。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. The WFOE has the right to make the aforesaid actions according to its own judgment without my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.
WFOE 所作出的与本人持有股份相关的所有行为均应视为我的行为，WFOE 签署的与本人持有股份相关的所有文件均应视为由我签署。WFOE 有权未经我事先同意，根据自己的判断采取上述行为。我在此承认并批准 WFOE 的这些行动和/或签署的文件。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.
WFOE 有权自行决定将与上述事项相关的权利转授权或转让给任何其他个人或法人，而无需事先通知我或征得我的同意。

Provided that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective as of the date of execution, unless written instructions to the contrary are given by the WFOE. Once the WFOE notice me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the entrustment and authorization under this Power of Attorney, and immediately sign a power of attorney in the same format as this Power of Attorney to

authorize the same right as provided under this Power of Attorney to other persons nominated by the WFOE.
在我担任公司股东期间，该授权委托书自签署之日起将是不可撤销且持续有效，除非 WFOE 发出相反的书面指示。一旦 WFOE 以书面形式通知我终止全部或部分本授权书，我将立即撤销本授权书的委托和授权，并立即以与本授权书相同的格式签署授权书，授权由 WFOE 提名的其他人享有本授权书所赋予的相同权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.
在本授权书期限内，我特此放弃与本人持有股份相关的所有权利，这些权利已通过本授权书授予 WFOE 行使，我本人不再行使任何权利。

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[以下无正文]

Guan Huixia
关会侠

Signature:
签名：

POWER OF ATTORNEY

授权委托书

The undersigned, Jia Yizhen, a Chinese citizen with PRC ID No.: 610104199208283421 and a holder of 0.75% of the registered capital (corresponding to 210,000 shares) in Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Company**") ("**My Shareholding**"), as of 28/5, 2020, hereby irrevocably authorize Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:
签名人贾怡真，中国公民（身份证号码为610104199208283421），持有西安天美生物科技股份有限公司（**"公司"**）0.75%的注册资本（相当于210,000股）（**"本人持有股份"**）。自2020年5月28日起，特此不可撤销地授权西安赛美科信息科技有限公司（**"WFOE"**）在本授权书有效期内行使与本人持有股份有关的以下权利：

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to:
特此授权 WFOE 代表我本人担任我的独家代理人，处理与本人持有股份有关的所有事宜，包括但不限于：

1) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders;
以股东的名义代表其签署和交付任何书面决议；

2) to vote by itself or by proxy on any matters discussed on shareholders' meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company;
就股东大会上讨论的任何事项，包括但不限于出售、转让、抵押、质押或处分公司的部分或全部资产；自行表决或委托他人代为表决；

3) to sell, transfer, pledge or dispose of any or all of the shares in the Company;
出售、转让、质押或处分部分或全部股份；

4) nominate, appoint or remove the directors of the Company when necessary;
在必要时，有权提名、任命或罢免公司董事；

5) to oversee the economic performance of the Company;
监督公司的经营；

6) to have full access to the financial information of the Company at any time;
随时有权获得公司的财务信息；

7) to file any shareholder lawsuits or take other legal actions against the Company's directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s);
当董事或高级管理人员的行为损害了公司或其股东的利益时，有权对该董事或高级管理人员提起股东诉讼或采取其他法律措施；

8) to approve annual budgets or declare dividends; and
批准年度预算或分配红利；

9) any other rights conferred by the articles of association of the Company and/or the relevant laws and regulations on the Shareholders.
公司章程和/或有关法律法规赋予股东的任何其他权利。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to perform the terms of the Shares Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.
在不限制本协议授予权的一般性的前提下，WFOE 有权根据本授权委托书代表我本人签署《独家选择权协议》中规定的转让合同，并履行本人作为当事人的《股份质押协议》和《独家选择权协议》的条款。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. The WFOE has the right to make the aforesaid actions according to its own judgment without my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.
WFOE 所作出的与本人持有股份相关的所有行为均应视为我的行为，WFOE 签署的与本人持有股份相关的所有文件均应视为由我签署。WFOE 有权未经我事先同意，根据自己的判断采取上述行为。我在此承认并批准 WFOE 的这些行动和/或签署的文件。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.
WFOE 有权自行决定将与上述事项相关的权利转授权或转让给任何其他个人或法人，而无需事先通知我或征得我的同意。

Provided that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective as of the date of execution, unless written instructions to the contrary are given by the WFOE. Once the WFOE notice me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the entrustment and authorization under this Power of Attorney, and immediately sign a power of attorney in the same format as this Power of Attorney to

authorize the same right as provided under this Power of Attorney to other persons nominated by the WFOE.
在我担任公司股东期间，该授权委托书自签署之日起将是不可撤销且持续有效，除非 WFOE 发出相反的书面指示。一旦 WFOE 以书面形式通知我终止全部或部分本授权书，我将立即撤销本授权书的委托和授权，并立即以与本授权书相同的格式签署授权书，授权由 WFOE 提名的其他人享有本授权书所赋予的相同权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.
在本授权书期限内，我特此放弃与本人持有股份相关的所有权利，这些权利已通过本授权书授予 WFOE 行使，我本人不再行使任何权利。

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Jia Yizhen
贾怡真

Signature:
签名： 贾怡真

POWER OF ATTORNEY

授权委托书

The undersigned, An Yanna, a Chinese citizen with PRC ID No.: 612727198711156045 and a holder of 0.75% of the registered capital (corresponding to 210,000 shares) in Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Company**") ("**My Shareholding**"), as of 28/5, 2020, hereby irrevocably authorize Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:
签名人安艳娜，中国公民（身份证号码为612727198711156045），持有西安天美生物科技股份有限公司（"**公司**"）0.75%的注册资本（相当于 210,000 股）（"**本人持有股份**"）。自 2020 年 5 月 28 日起，特此不可撤销地授权西安赛美科信息科技有限公司（"**WFOE**"）在本授权书有效期内行使与本人持有股份有关的以下权利：

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to:
特此授权 WFOE 代表我本人担任我的独家代理人，处理与本人持有股份有关的所有事宜，包括但不限于：

1) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders;
   以股东的名义代表其签署和交付任何书面决议；

2) to vote by itself or by proxy on any matters discussed on shareholders' meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company;
   就股东大会上讨论的任何事项，包括但不限于出售、转让、抵押、质押或处分公司的部分或全部资产；自行表决或委托他人代为表决；

3) to sell, transfer, pledge or dispose of any or all of the shares in the Company;
   出售、转让、质押或处分部分或全部股份；

4) nominate, appoint or remove the directors of the Company when necessary;
   在必要时，有权提名、任命或罢免公司董事；

5) to oversee the economic performance of the Company;
   监督公司的经营；

6) to have full access to the financial information of the Company at any time;
   随时有权获得公司的财务信息；

7) to file any shareholder lawsuits or take other legal actions against the Company's directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s);
当董事或高级管理人员的行为损害了公司或其股东的利益时，有权对该董事或高级管理人员提起股东诉讼或采取其他法律措施；

8) to approve annual budgets or declare dividends; and
批准年度预算或分配红利；

9) any other rights conferred by the articles of association of the Company and/or the relevant laws and regulations on the Shareholders.
公司章程和/或有关法律法规赋予股东的任何其他权利。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to perform the terms of the Shares Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.
在不限制本协议授予权的一般性的前提下，WFOE 有权根据本授权委托书代表我本人签署《独家选择权协议》中规定的转让合同，并履行本人作为当事人的《股份质押协议》和《独家选择权协议》的条款。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. The WFOE has the right to make the aforesaid actions according to its own judgment without my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.
WFOE 所作出的与本人持有股份相关的所有行为均应视为我的行为，WFOE 签署的与本人持有股份相关的所有文件均应视为由我签署。WFOE 有权未经我事先同意，根据自己的判断采取上述行为。我在此承认并批准 WFOE 的这些行动和/或签署的文件。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.
WFOE 有权自行决定将与上述事项相关的权利转授权或转让给任何其他个人或法人，而无需事先通知我或征得我的同意。

Provided that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective as of the date of execution, unless written instructions to the contrary are given by the WFOE. Once the WFOE notice me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the entrustment and authorization under this Power of Attorney, and immediately sign a power of attorney in the same format as this Power of Attorney to

authorize the same right as provided under this Power of Attorney to other persons nominated by the WFOE.
在我担任公司股东期间，该授权委托书自签署之日起将是不可撤销且持续有效，除非 WFOE 发出相反的书面指示。一旦 WFOE 以书面形式通知我终止全部或部分本授权书，我将立即撤销本授权书的委托和授权，并立即以与本授权书相同的格式签署授权书，授权由WFOE提名的其他人享有本授权书所赋予的相同权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.
在本授权书期限内，我特此放弃与本人持有股份相关的所有权利，这些权利已通过本授权书授予 WFOE 行使，我本人不再行使任何权利。

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[以下无正文]

An Yanna
安艳娜

Signature:
签名：

POWER OF ATTORNEY

授权委托书

The undersigned, Liu Weihua, a Chinese citizen with PRC ID No.: 610402197008141255 and a holder of 0.5% of the registered capital (corresponding to 140,000 shares) in Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Company**") ("**My Shareholding**"), as of 28/5, 2020, hereby irrevocably authorize Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:
签名人刘卫华，中国公民（身份证号码为 610402197008141255），持有西安天美生物科技股份有限公司（"**公司**"）0.5%的注册资本（相当于 140,000 股）（"**本人持有股份**"）。自 2020 年 5 月 28 日起，特此不可撤销地授权西安赛美科信息科技有限公司（"**WFOE**"）在本授权书有效期内行使与本人持有股份有关的以下权利：

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to:
特此授权 WFOE 代表我本人担任我的独家代理人，处理与本人持有股份有关的所有事宜，包括但不限于：

1) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders;
   以股东的名义代表其签署和交付任何书面决议；

2) to vote by itself or by proxy on any matters discussed on shareholders' meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company;
   就股东大会上讨论的任何事项，包括但不限于出售、转让、抵押、质押或处分公司的部分或全部资产；自行表决或委托他人代为表决；

3) to sell, transfer, pledge or dispose of any or all of the shares in the Company;
   出售、转让、质押或处分部分或全部股份；

4) nominate, appoint or remove the directors of the Company when necessary;
   在必要时，有权提名、任命或罢免公司董事；

5) to oversee the economic performance of the Company;
   监督公司的经营；

6) to have full access to the financial information of the Company at any time;
   随时有权获得公司的财务信息；

7) to file any shareholder lawsuits or take other legal actions against the Company's directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s);
当董事或高级管理人员的行为损害了公司或其股东的利益时，有权对该董事或高级管理人员提起股东诉讼或采取其他法律措施；

8) to approve annual budgets or declare dividends; and
批准年度预算或分配红利；

9) any other rights conferred by the articles of association of the Company and/or the relevant laws and regulations on the Shareholders.
公司章程和/或有关法律法规赋予股东的任何其他权利。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to perform the terms of the Shares Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.
在不限制本协议授予权的一般性的前提下，WFOE 有权根据本授权委托书代表我本人签署《独家选择权协议》中规定的转让合同，并履行本人作为当事人的《股份质押协议》和《独家选择权协议》的条款。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. The WFOE has the right to make the aforesaid actions according to its own judgment without my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.
WFOE 所作出的与本人持有股份相关的所有行为均应视为我的行为，WFOE 签署的与本人持有股份相关的所有文件均应视为由我签署。WFOE 有权未经我事先同意，根据自己的判断采取上述行为。我在此承认并批准 WFOE 的这些行动和/或签署的文件。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.
WFOE 有权自行决定将与上述事项相关的权利转授权或转让给任何其他个人或法人，而无需事先通知我或征得我的同意。

Provided that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective as of the date of execution, unless written instructions to the contrary are given by the WFOE. Once the WFOE notice me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the entrustment and authorization under this Power of Attorney, and immediately sign a power of attorney in the same format as this Power of Attorney to

authorize the same right as provided under this Power of Attorney to other persons nominated by the WFOE.
在我担任公司股东期间，该授权委托书自签署之日起将是不可撤销且持续有效，除非 WFOE 发出相反的书面指示。一旦 WFOE 以书面形式通知我终止全部或部分本授权书，我将立即撤销本授权书的委托和授权，并立即以与本授权书相同的格式签署授权书，授权由 WFOE 提名的其他人享有本授权书所赋予的相同权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.
在本授权书期限内，我特此放弃与本人持有股份相关的所有权利，这些权利已通过本授权书授予 WFOE 行使，我本人不再行使任何权利。

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[以下无正文]

Liu Weihua
刘卫华

Signature:
签名：